Filed Pursuant to Rule 497(e)
1933 Act File No. 333-30470
1940 Act File No. 811-09815

THE ARBITRAGE FUNDS

SUPPLEMENT TO THE PROSPECTUS DATED OCTOBER 1, 2010

THIS SUPPLEMENT IS DATED AUGUST 12, 2011

This supplement modifies The Arbitrage Funds’ Prospectus by:

•	modifying the text of the paragraph under the heading “Distributor” to read in its entirety as follows:

“ALPS Distributors, Inc. serves as principal underwriter for the Funds, and as such is the exclusive agent for the distribution of shares of the Funds.”

•	replacing the information respecting the Funds’ distributor on the inside, back cover page with the following:

“ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203”

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Prospective investors and shareholders who have questions about The Arbitrage Fund or The Arbitrage Event-Driven Fund should call 1-800-295-4485 or write to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri, 64121-9842.